Exhibit 99.1

 Advancing Medicines for Neglected and Rare Diseases Through Innovative Business Models  OTC: KBIO www.kalobios.com  | Corporate Overview   1

 Forward-Looking Statements  | Corporate Overview   2  This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and actual results could differ materially from the forward-looking statements.Words such as “will,” “expect,” “intend,” “plan,” “predict,” “potential,” “possible,” and similar expressions identify forward-looking statements, including, without limitation, statements related to the scope, progress, expansion, and costs of developing and commercializing the Company’s product candidates; opportunity to benefit from anticipated regulatory incentives for product candidates; and anticipated expenses related to development activities, clinical trials and the development and potential commercialization of product candidates.Forward-looking statements are subject to risks and uncertainties including, but not limited to, the Company’s lack of revenues, history of operating losses, limited cash reserves and ability to obtain additional capital to develop and commercialize its product candidates, including the additional capital which will be necessary to complete the clinical trials that the Company has initiated or plans to initiate, and continue as a going concern; the Company’s ability to execute its revised strategy and business plan; the ability of the Company to list its common stock on a national securities exchange, whether through a new listing or by completing a reverse merger or other strategic transaction; the availability of a 505(b)(2) development pathway for the potential approval by FDA of the Company’s benznidazole candidate as a treatment for Chagas disease remaining acceptable to FDA in the future; the fact that a 505(b)(2) pathway does not assure a product candidate will be deemed safe or effective, or that FDA approval will be obtained; the requirement that the Company be first to receive FDA approval for benznidazole as a treatment for Chagas disease as a prerequisite to the Company’s ability to apply for or receive a Priority Review Voucher in respect of that candidate; the potential timing and outcomes of clinical studies of benznidazole, lenzilumab, ifabotuzumab or any other product candidates and the uncertainties inherent in clinical testing; the commercial viability of the Company’s proposed drug pricing program; the ability of the Company to timely source adequate supply of its development products from third-party manufacturers on which the Company depends; the potential, if any, for future development of any of its present or future products; the Company's ability to successfully progress, partner or complete further development of its programs; the ability of the Company to identify and develop additional products; the Company's ability to attain market exclusivity or to protect its intellectual property; competition; changes in the regulatory landscape that may prevent the Company from pursuing or realizing any of the expected benefits from the various regulatory incentives at the center of its strategy, or the imposition of regulations that affect the Company's products; and the various risks described in the "Risk Factors" and elsewhere in the Company's periodic and other filings with the Securities and Exchange Commission.You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. The company has no obligation, and expressly disclaims any obligation to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Compelling Investment Opportunity

- Turnaround focused on high-value neglected and rare diseases, including pediatric
- Pipeline with multiple potential near- and longer-term catalysts
  - Benznidazole: expected 505(b)(2) development pathway for Chagas disease; possible PRV
  - Lenzilumab: recombinant mAb; possible PRV
  - Ifabotuzumab: recombinant mAb; pediatric and orphan blood and solid cancers; possible PRV; potential for partnering
- Experienced, focused new management with track record of efficient execution, commitment to leadership in responsible, transparent pricing

3 | Corporate Overview

KALOBIOS

Leadership



Cameron Durrant, MD, MBA
Chairman and CEO
- Senior pharmaceutical and biotech exec, turnaround specialist
- Senior exec roles at Pharmacia/Pfizer, J+J in US, Merck, GSK in Europe; experience as Exec Chairman, CEO and CFO; CEO roles at three specialty pharma groups
- Expertise in anti-infectives, pediatrics, oncology



Morgan Lam
Chief Scientific Officer
- Extensive industry experience in clinical research
- Head of Clinical Operations and Development KaloBios
- Executive Director, Medical Affairs, Geron



Dave Tousley, MBA, CPA
Interim Chief Financial Officer
- More than 35 years experience in biotech, spec pharma, big pharma
- Senior exec roles, President, COO, CFO
- Pasteur, Merieux, Connaught, AVAX, airPharma, PediaMed, DARA Biosciences



Tariq Arshad, MD, MBA
Consultant focused on medical affairs
- Extensive industry experience in clinical development
- Experienced in orphan, pediatrics, oncology, pediatric oncology, immunology
- Pharmacia/Pfizer, Genentech, Xoma



Niv Caviar, MBA
Consultant focused on corporate/business development
- Senior functional roles in marketing, business development, strategic planning
- Senior exec roles, CEO, EVP-CBO, CFO, VP Bus Dev
- La Jolla Pharma, Allergan, Suneva, SpineOvations, Affymetrix, Accenture



Christopher Bowe
Consultant focused on corporate affairs
- Deep experience advising CEOs on articulating, executing strategy through corporate affairs
- Former Strategic Affairs advisor at Schering-Plough
- Industry thought leader, prior award-winning writer Financial Times



Steve Pal, MBA
Consultant focused on commercial
- Global pharma and consumer healthcare product commercialisation
- Former Corporate VP Global Strategic Marketing, Health Outcomes, Strategy and Research, Global Medical Affairs, Allergan

4 | Corporate Overview

KALOBIOS

Board of Directors

Cameron Durrant, MD, MBA

Chairman

Ronald Barliant, JD

- Of Counsel at Goldberg Kohn, extensive experience representing debtors and creditors in complex bankruptcy cases
- United States bankruptcy judge for the Northern District of Illinois 1988 to 2002

Dale Chappell, MD, MBA

- Managing member of Black Horse Capital Management, LLC
- Previously associate at Chilton Investment Company specializing in healthcare

Timothy Morris, CPA

- CFO AcelRx Pharmaceuticals; also Head of Business Development
- CFO, SVP Finance and Global Corporate Development VIVUS, Inc.

Ezra Friedberg

- Founder and general partner of Multiplier Capital, LP
- >20 years investing experience across public and private companies

5 | Corporate Overview

KALOBIOS

 Two-Pronged Value Model: a Unique Approach To Near-Term Return Propelling Long-Term Value Creation  | Corporate Overview   6                      Smart Investment in underappreciated assets  Leverage FDA incentives for better efficiency  Value Options From multiple FDA catalysts like PRV  Value Creation Potential robust commercial return  HuntLate-stage, neglected, rare/orphan assets                                                                      NEAR-TERM  LONG-TERM

 Priority Review Vouchers (PRVs) Create Options For Significant Potential Return   | Corporate Overview   7  Range of disclosed sale prices for PRVs is $67.5MM - $350MM      Rare Pediatric Diseases (RPD)  Neglected Tropical Diseases (NTD)  Holder of PRV can receive priority review for any NDA/BLA PRV can be sold to company seeking a competitive jumpKaloBios open to novel potential PRV transaction structures

   | Corporate Overview   8  Funding dead-end, winding down Oct 2015  Martin Shkreli investment late Nov 2015  Shkreli arrest, indictment Dec 2015  Chapter 11 filing Dec 2015  Delisted by Nasdaq Jan 2016  Two new board members Jan 2016  New CEO Mar 2016  Announced Responsible Pricing Model April 2016  Exit from Chapter 11 bankruptcy June 30, 2016  Lenzilumab Phase 1 start July 2016  Shkreli governance agreement July 2016  Shkreli stake extinguished Aug 2016  Current with SEC filings Sept 2016    San Francisco R&D company, mAb platform    FDA meeting Dec 2016 and positive minutes Jan 2017  KaloBios Turnaround Momentum Builds: Rising from the Ashes

 Current Pipeline  | Corporate Overview   9    Pre-clin  Phase I  Phase II  Phase III  NDA/BLA              Benznidazole (potential PRV)Chagas diseaseAnti-infective                        LenzilumabCMML Anti-GM-CSF mAb            Lenzilumab (potential PRV)JMML (peds) – dependent on interim data in CMMLAnti-GM-CSF mAb                        Ifabotuzumab (potential PRV)Solid (peds) tumorsAnti-EphA3 mAb                    Partnering potential    Intend to seek approval pursuant to 505(b)(2) pathway

 Benznidazole  a potential treatment for Chagas disease  | Corporate Overview   10

           Neglected tropical disease presenting in the US and other nations On FDA list of NTDs eligible for PRVCurrently no FDA-approved treatmentsImmediate need for reliable benznidazole supply in US and abroad  CHAGAS disease  | Corporate Overview   11  Insect carries the parasite called Trypanosoma cruzi  Infected individuals in US*  Can also affect swallowing, digestion and cause neurological complications  300,000  * Source: CDC  A chronic, potentially life-threatening infectious disease spread by contact with feces of an infected triatomine insect, called “kissing bugs”                                                                                          KEY TAKEAWAYS                      Significant portion of chronic patients progress to serious heart illness

 Benznidazole: the Preferred Treatment Globally for Chagas  | Corporate Overview   12          N  N  HN  N

 Benznidazole Strategy, Development Plan On Track  | Corporate Overview   13                            Positive FDA Guidance  505(b)(2) Pathway  PRV Eligibility Confirmed  Progress to Submission                                              Received minutes from productive meeting  Acceptable to FDAExpect no clinical efficacy or safety studies  Currently expected to be eligible if approved for Chagas disease  Expect to progress expeditiously toward a submission

Benznidazole Target Approval Plan


2016
2017
H1
H2
H1
H2
Manufacturing (CMC)
Analytical methods development
Drug substance
Drug product
Stability studies
Non-Clinical (Non-Human)
Metabolism / PK
Toxicity assessment
T. cruzi biology
Environmental assessment
Clinical
Summary of relevant clinical studies
Right of Reference & data extraction for studies
Human bioavailability (BA) Study
Regulatory
Pre-IND meeting
IND submission
Pre-IND meeting & open IND
Orphan drug status application
Pediatric plan
Pre-NDA meeting
Assembly of NDA & NDA filing

14 | Corporate Overview

KALOBIOS

 Lenzilumab  a potential pipeline in a product  | Corporate Overview   15

CMML overview

a rare hematologic cancer

Recently classified as separate disease with distinct natural history*

~1,100 Newly diagnosed US patients per year

60+ Age at diagnosis

20 Median overall survival rate in months

** Formerly classified as subtype of the myelodysplastic syndromes (MDS)*

KEY TAKEAWAYS

- High unmet need
- Patients typically unsuitable for stem cell transplant
- 40-90% patients show hypersensitivity to GM-CSF

16 | Corporate Overview

KALOBIOS

JMML overview

very rare, frequently lethal pediatric leukemia

~420 New US cases per year



Age of majority of patients at diagnosis is 4 years or younger

~52% Event-free survival rate at 5 years (with bone marrow transplant)

KEY TAKEAWAYS

- No FDA-approved treatment
- Clear unmet need
- Potential for a rare pediatric disease PRV
- GM-CSF hypersensitivity is hallmark
- Pediatric oncology largely ignored in clinical development

17 | Corporate Overview

KALOBIOS

       Lenzilumab is a Potent Inhibitor of GM-CSF Function In Vitro  | Corporate Overview   18  Inhibits GM-CSF-dependent Proliferation of Human TF-1 Leukemia Cells  Blocks GM-CSF-induced STAT5 Phosphorylation in Human TF-1 Leukemia Cells  Source: KaloBios laboratory notebook      STAT5 phosphorylation detection in TF-1 Cells by Flow Cytometry  Inhibition of STAT5 phosphorylation by lenzilumab in TF-1 Cells (+ 2 ng/mL GM-CSF)    0.001  0.01  0.1  1  10  Lenzilumab (µg/mL)  25  20  15  10  0  5              40  30  20  10  0  MFI  0.01  0.1  1  10  100  GM-CSF (ng/mL)              Lenzilumab        0.1  1  10  100  1000  lgG (pM)  100  50  0                                        Lenzilumab  Control antibody                % Growth  Source: KaloBios pre-clinical study  MFI = mean fluorescence intensity

                       Lenzilumab: a Pipeline in a Drug Opportunity  | Corporate Overview   19  JMML  ALPS / RALD  Cytokine Release Syndrome  AMML  RASopathies (e.g. CFC syndrome, Costello syndrome)  Noonan Syndrome with PTPN11  CMML  CML  Plexiform Neurofibroma  Pediatric Multiple Sclerosis  US ADDRESSABLE POPULATION  325  350  500  600  700  800  1,900  5,800  24,000  40,000

 Ifabotuzumab  potential for partnering and development  | Corporate Overview   20

 1  2  3  4  Ifabotuzumab Has Four Postulated Mechanisms of Action  | Corporate Overview   21  ADCC Mediated Killing of Tumor Cells  Direct Apoptosis of Tumor Cells  Disruption of Tumor Vasculature through Cell Rounding  Anti-fibrotic Effect          Ifabotuzumab          Ifabotuzumab            Ifabotuzumab          Ifabotuzumab  Humaneered® monoclonal antibody for Ephrin type-A receptor 3 (EphA3)

 Capitalization Summary as of 2/14/17  | Corporate Overview   22  Debt  $4.3 million      Common Shares Outstanding  14.9 million      Stock Options (WAEP $5.82)  2.1 million      Warrants (WAEP $14.24)  0.3 million      Fully Diluted Shares Outstanding  17.3 million  Note: share and per share amounts as of 9/30/16 – last 10-Q filing Debt includes term loan financing closed on 12/21/16

Demonstrated History of Swift Execution in Challenging Circumstances

2016

JUN 30	JUL 24	AUG 29	SEP 23	DEC 6
Emerge in six months from complex Chapter 11 bankruptcy	Lenzilumab Phase 1 trial started	Extinguished Martin Shkreli's stake in the company	Current with Securities and Exchange Commission periodic reporting requirements Assembled and filed three 10-Qs and a 10-K within three months	Productive FDA meeting on benznidazole

23 | Corporate Overview

KALOBIOS

Summary  Unique near-term/long-term potential value creation opportunity Thoughtful business strategy that leverages existing U.S. regulatory and development incentivesAttractive asset portfolio with multiple potential milestones and partnering prospectsDeeply focused new management team with an unwavering commitment to success    | Corporate Overview   24